HarborView Mortgage Pass-Through Certificates

Series 2004-10

Preliminary Marketing Materials

$698,425,000 (Approximate)

Lead Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: November 17, 2004

HarborView Mortgage Pass-Through Certificates, Series 2004-10

$698,425,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Class	Principal Amount (Approx.) (1)	WAL (Yrs) WAVG Roll or Call/ Mat(2)	Pmt Window (Mths) WAVG Roll or Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A	$153,042,000	3.67 / 4.16	1-103 / 1-358	Floater (3)	Senior	[AAA/Aaa]
2-A	$110,279,000	3.68 / 4.20	1-103 / 1-358	Floater(4)	Senior	[AAA/Aaa]
3-A	$270,056,000	1.86 / 3.21	1-33 / 1-359	Net WAC(5)	Senior	[AAA/Aaa]
4-A	$165,048,000	2.49 / 3.24	1-57 / 1-358	Net WAC(5)	Senior	[AAA/Aaa]
X-1	Notional			Net WAC	Senior	[AAA/Aaa]
X-2	Notional			Net WAC	Senior	[AAA/Aaa]
A-R	$100			Net WAC	Senior/Residual	[AAA/Aaa]
B-1	$14,487,000			Net WAC	Subordinate	[TBD]
B-2	$11,516,000			Net WAC	Subordinate	[TBD]
B-3	$6,685,000			Net WAC	Subordinate	[TBD]
B-4	$5,570,000	Privately Offered Certificates			Subordinate	[TBD]
B-5	$3,713,000				Subordinate	[TBD]
B-6	$2,610,747				Subordinate	NR
Total:	$743,006,847

(1)

Distributions on the Class 1-A, Class 2-A, Class 3-A and Class 4-A Certificates will be primarily derived from the Group 1, Group 2, Group 3 and Group 4 Mortgage Loans, respectively.  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 1-A and Class 2-A Certificates are shown to the Optional Call Date and to maturity (as described herein).  WAL and Payment Window for the Class 3-A and Class 4-A Certificates are shown to the earlier of (i) the related Weighted Average Roll Date or (ii) the Optional Call Date and to maturity (as described herein).

(3)

For every Distribution Date, the interest rate for each of the Class 1-A Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the  first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) 11.00%.

(4)

For every Distribution Date, the interest rate for each of the Class 2-A Certificates will be equal to the least of (i) Six-Month LIBOR plus the related margin (which margin doubles after the first reset date following the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) 11.00%.

(5)

For every Distribution Date, the interest rate for each of the Class 3-A and Class 4-A Certificates will be equal to (i) the Net WAC Rate of the Mortgage Loans in the related Mortgage Loan Group.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Master Servicer:

Wells Fargo Bank, National Association.

Servicers:

Countrywide Home Loans Servicing, LP, GMAC Mortgage Corporation, Downey Savings and Loan Association, F.A., Cendant Mortgage Corporation and Mellon Trust of New England, National Association.

Custodian:

Deutsche Bank National Trust Company and Mellon Trust of New England, National Association.

Trustee:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates.   It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

December 1, 2004.

Expected Pricing Date:

November [ ], 2004.

Closing Date:

On or about December 22, 2004.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in January 2005.

Certificates:

The “Senior Certificates” will consist of the Class 1-A, Class 2-A, Class 3-A and Class 4-A Certificates (collectively the “Class A Certificates”) and the Class X-1, Class X-2 and Class A-R Certificates.  The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the “Senior Subordinate Certificates” and the Class B-4, Class B-5, and Class B-6 Certificates will be referred to herein as the “Junior Subordinate Certificates,” together with the Senior Subordinate Certificates, the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates  (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class 1-A and Class 2-A Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class 3-A and Class 4-A Certificates and the Senior Subordinates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (21 days).

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Accrual Period:

The interest accrual period with respect to the Class 1-A and Class 2-A Certificates for a given Distribution Date will be the period beginning with the 19th day of the month prior to such Distribution Date (or in the case of the first Distribution Date, the Closing Date) and ending on the 18th day of the month of such Distribution Date (on a 30/360 basis).  The interest accrual period with respect to the Class 3-A and Class 4-A Certificates and the Senior Subordinate Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Senior Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Senior Subordinate Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and Senior Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average

Roll Date:

For structuring the Weighted Average Roll Date with respect to the Group 3 and Group 4 Mortgage Loans is assumed to be the Distribution Date in September 2007 and September 2009, respectively.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to the following prepayment pricing speeds:

Group 1 and Group 2 Mortgage Loans:  20% CPR

Group 3 and Group 4 Mortgage Loans:  25% CPR

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Mortgage Loans:

Collectively, the Group 1 Mortgage Loans, the Group 2 Mortgage Loans Group 3 Mortgage Loans and the Group 4 Mortgage Loans will be referred to as the “Mortgage Loans”.  The aggregate principal balance of the Mortgage Loans as of the November 1, 2004 is approximately $743,006,847.

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut-Off Date will be substantially similar to the characteristics of the Mortgage Loans  as described and shown herein.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Group 1

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 1 Mortgage Loans described herein is approximately $162,810,841 (the “Group 1 Mortgage Loans”). The Group 1 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 1 month or 6 month LIBOR.  Each of the Group 1 Mortgage Loans has an original term to maturity of 15, 25 and 30 years. A portion of the Group 1 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a term of approximately six months, five or ten years following origination.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 1 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 2

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 2 Mortgage Loans described herein is approximately $117,318,094 (the “Group 2 Mortgage Loans”). The Group 2 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR.  Each of the Group 2 Mortgage Loans has an original term to maturity of 30 years. A portion of the Group 2 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a term of approximately five or ten years following origination.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 2 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

Group 3

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 3 Mortgage Loans described herein is approximately $287,294,093 (the “Group 3 Mortgage Loans”). The Group 3 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR, 12 month LIBOR or 1 Year CMT and all of which have initial rate adjustments primarily occurring approximately 3 years after the date of origination of each mortgage loan.  Each of the Group 3 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 3 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first three or ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 3 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Group 4

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 4 Mortgage Loans described herein is approximately $175,583,820 (the “Group 4 Mortgage Loans”). The Group 4 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR, 12 month LIBOR or 1 Year CMT and all of which have initial rate adjustments primarily occurring approximately 5 years after the date of origination of each mortgage loan.  Each of the Group 4 Mortgage Loans has an original term to maturity of 30 years.  A portion of the Group 4 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first five or ten years.   Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term.  The Group 4 Mortgage Loans are secured by first liens on one- to four-family residential properties.  See the attached preliminary collateral information.

.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [6.00]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after December 2014, the Subordinate Certificates will be locked out from receipt of principal prepayments (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of principal prepayments.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Principal Prepayments (%)

January 2005 – December 2014

0% Pro Rata Share

January 2015 – December 2015

30% Pro Rata Share

January 2016 – December 2016

40% Pro Rata Share

January 2017 – December 2017

60% Pro Rata Share

January 2018 – December 2018

80% Pro Rata Share

January 2019 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) Principal Prepayments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in January 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of Principal Prepayments or (ii) on or after the Distribution Date in January 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of Principal Prepayments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the related Senior Certificates until its class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Subordinate Certificates on a pro rata basis.

Carryover Shortfall

Amount:

The Class 1-A and Class 2-A Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the certificate interest rate for such Class without giving effect to the Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X-1 Certificates (in the case of the Class 1-A Certificates) and the Class X-2 Certificates (in the case of the Class 2-A Certificates).

Net WAC Cap:

The “Net WAC Cap” for the Mortgage Loans or any Mortgage Loan Group is the weighted average of the Net Mortgage Rates of the related mortgage loans.  The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee and trust expense fee rate.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X-1 and Class X-2 Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below;

2)

Class A-R Certificate, principal, until its balance is reduced to zero;

3)

Concurrently to the Class A Certificates:

i)

Class 1-A Certificates until the principal balance thereof has been reduced to zero, from the Group 1 Mortgage Loans;

ii)

Class 2-A Certificates until the principal balance thereof has been reduced to zero, from the Group 2 Mortgage Loans;

iii)

Class 3-A Certificates until the principal balance thereof has been reduced to zero, from the Group 3 Mortgage Loans;

iv)

Class 4-A Certificates until the principal balance thereof has been reduced to zero, from the Group 4 Mortgage Loans;

4)

Class 1-A and Class 2-A Certificates, to pay any related Carryover Shortfall Amount, solely from amounts otherwise distributable with respect to the Class X-1 and Class X-2 Certificates, respectively;

5)

p supplementSenior Certificates, in the same order as described above, from the unrelated Mortgage Loan group, principal, to the extent not received from the related Mortgage Loan group;

6)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

7)

Class B-1 Certificates, principal allocable to such Class;

8)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

9)

Class B-2 Certificates, principal allocable to such Class;

10)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

11)

Class B-3 Certificates, principal allocable to such Class;

12)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

13)

Class A-R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class 1-A to Optional Call Date

Group 1 and Group 2 Mortgage Loans	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR
Group 3 and Group 4 Mortgage Loans	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
WAL (yr)	6.98	4.89	3.67	2.88	2.35
MDUR (yr)	6.10	4.42	3.38	2.70	2.22
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	133	103	83	69

Class 1-A to Maturity

Group 1 and Group 2 Mortgage Loans	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR
Group 3 and Group 4 Mortgage Loans	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
WAL (yr)	7.67	5.50	4.16	3.27	2.66
MDUR (yr)	6.54	4.84	3.76	3.01	2.47
First Prin Pay	1	1	1	1	1
Last Prin Pay	358	358	358	358	358

Class 2-A to Optional Call Date

Group 1 and Group 2 Mortgage Loans	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR
Group 3 and Group 4 Mortgage Loans	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
WAL (yr)	7.07	4.92	3.68	2.89	2.35
MDUR (yr)	6.03	4.37	3.35	2.67	2.20
First Prin Pay	1	1	1	1	1
Last Prin Pay	179	133	103	83	69

Class 2-A to Maturity

Group 1 and Group 2 Mortgage Loans	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR
Group 3 and Group 4 Mortgage Loans	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
WAL (yr)	7.86	5.58	4.20	3.29	2.67
MDUR (yr)	6.50	4.80	3.72	2.98	2.45
First Prin Pay	1	1	1	1	1
Last Prin Pay	358	358	358	358	358

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Yield Tables (%)

Class 3-A to Weighted Average Roll Date/Optional Call Date
102-05
Group 1 and Group 2 Mortgage Loans	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR
Group 3 and Group 4 Mortgage Loans	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Yield (%)	4.063	3.968	3.862	3.743	3.612
WAL (yr)	2.19	2.02	1.86	1.71	1.56
MDUR (yr)	2.02	1.87	1.73	1.60	1.47
First Prin Pay	1	1	1	1	1
Last Prin Pay	33	33	33	33	33

Class 3-A to Maturity
102-05
Group 1 and Group 2 Mortgage Loans	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR
Group 3 and Group 4 Mortgage Loans	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Yield (%)	4.461	4.349	4.221	4.076	3.914
WAL (yr)	5.31	4.05	3.21	2.61	2.17
MDUR (yr)	4.23	3.38	2.77	2.31	1.96
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

Class 4-A to Weighted Average Roll Date/Optional Call Date
101-30+
Group 1 and Group 2 Mortgage Loans	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR
Group 3 and Group 4 Mortgage Loans	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Yield (%)	4.592	4.494	4.384	4.259	4.119
WAL (yr)	3.21	2.82	2.49	2.19	1.93
MDUR (yr)	2.85	2.53	2.25	1.99	1.77
First Prin Pay	1	1	1	1	1
Last Prin Pay	57	57	57	57	57

Class 4-A to Maturity
101-30+
Group 1 and Group 2 Mortgage Loans	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR
Group 3 and Group 4 Mortgage Loans	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR
Yield (%)	4.633	4.550	4.447	4.321	4.176
WAL (yr)	5.40	4.10	3.24	2.63	2.18
MDUR (yr)	4.24	3.38	2.77	2.31	1.96
First Prin Pay	1	1	1	1	1
Last Prin Pay	358	358	358	358	358

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as an underwriter in connection with the proposed transaction.

Net WAC Pass-Through Rate for the Class 1-A and Class 2-A Certificates
Assumptions to Optional Termination

Period	Class 1-A NWC (1) (%)	Class 2-A NWC (1) (%)	Period	Class 1-A NWC (1) (%)	Class 2-A NWC (1) (%)	Period	Class 1-A NWC (1) (%)	Class 2-A NWC (1) (%)
1	N/A	N/A	36	10.58	9.67	71	11.00	11.00
2	6.00	2.86	37	10.58	9.67	72	11.00	11.00
3	6.14	2.86	38	10.58	9.90	73	11.00	11.00
4	6.21	2.86	39	10.58	10.05	74	11.00	11.00
5	6.87	2.86	40	10.58	10.54	75	11.00	11.00
6	6.94	2.86	41	11.00	10.55	76	11.00	11.00
7	7.39	4.74	42	11.00	10.55	77	11.00	11.00
8	7.47	4.97	43	11.00	10.55	78	11.00	11.00
9	7.54	5.13	44	11.00	10.78	79	11.00	11.00
10	7.62	5.61	45	11.00	10.78	80	11.00	11.00
11	8.26	5.85	46	11.00	11.00	81	11.00	11.00
12	8.26	5.85	47	11.00	11.00	82	11.00	11.00
13	8.26	5.85	48	11.00	11.00	83	11.00	11.00
14	8.26	6.09	49	11.00	11.00	84	11.00	11.00
15	8.26	6.25	50	11.00	11.00	85	11.00	11.00
16	8.26	6.73	51	11.00	11.00	86	11.00	11.00
17	8.84	6.97	52	11.00	11.00	87	11.00	11.00
18	8.84	6.97	53	11.00	11.00	88	11.00	11.00
19	8.84	6.97	54	11.00	11.00	89	11.00	11.00
20	8.84	7.21	55	11.00	11.00	90	11.00	11.00
21	8.84	7.36	56	11.00	11.00	91	11.00	11.00
22	8.84	7.85	57	11.00	11.00	92	11.00	11.00
23	9.42	7.90	58	11.00	11.00	93	11.00	11.00
24	9.42	7.90	59	11.00	11.00	94	11.00	11.00
25	9.42	7.90	60	11.00	11.00	95	11.00	11.00
26	9.42	8.14	61	11.00	11.00	96	11.00	11.00
27	9.42	8.29	62	11.00	11.00	97	11.00	11.00
28	9.42	8.78	63	11.00	11.00	98	11.00	11.00
29	10.00	8.79	64	11.00	11.00	99	11.00	11.00
30	10.00	8.79	65	11.00	11.00	100	11.00	11.00
31	10.00	8.79	66	11.00	11.00	101	11.00	11.00
32	10.00	9.02	67	11.00	11.00	102	11.00	11.00
33	10.00	9.18	68	11.00	11.00	103	11.00	11.00
34	10.00	9.66	69	11.00	11.00	104	11.00	11.00
35	10.58	9.67	70	11.00	11.00	105	11.00	11.00

(1)

Assumes 1mLIBOR and 6mLIBOR increases instantaneously to 20.00% and the cash flows are run to the Optional Termination at the pricing speed.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$743,006,847
Total Original Balance:	$744,444,066
Number Of Loans:	2,154

			Minimum	Maximum
Average Current Balance:	$344,943		$41,000	$3,000,000
Average Original Amount:	$345,610		$41,000	$3,000,000

Weighted Average Gross Coupon:	4.967%		2.375	7.500%

Weighted Average Gross Margin:	2.499%		1.000	4.750%
Weighted Average Max Int Rate:	11.601%		8.750	18.250%
Weighted Average Min Int Rate:	2.540%		1.500	6.250%
Weighted Average Periodic Rate Cap:	1.424%		1.000	6.000%
Weighted Average First Rate Cap:	2.978%		1.000	6.000%

Weighted Average Original Ltv:	73.63%		5.00	100.00%

Weighted Average Fico Score:	706		605	822

Weighted Average Original Term:	356	months	180	360	months
Weighted Average Remaining Term:	353	months	178	360	months
Weighted Average Seasoning:	3	months	0	10	months

Weighted Average Next Rate Reset:	28	months	0	60	months
Weighted Average Rate Adj Freq:	7	months	1	12	months
Weighted Average First Rate Adj Freq:	30	months	1	60	months

Weighted Average Prepay Term:	27	months	6	120	months
Weighted Average Io Term:	65	months	6	120	months

Top State Concentrations ($):	58.40 % California, 6.58 % South Carolina, 5.35 % Arizona
Maximum Zip Code Concentration ($):	2.73% 29928

Note Date:			Jan 23, 2004	Nov 08, 2004
First Pay Date:			Mar 01, 2004	Jan 01, 2005
Rate Chg Date:			Dec 01, 2004	Dec 01, 2009
Mature Date:			Oct 01, 2019	Dec 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3/1 YR LIBOR IO	329	160,370,575.17	21.58
6 MO LIBOR IO	532	156,805,015.83	21.10
5/25 6 MO LIBOR IO	377	122,986,327.88	16.55
3/27 6 MO LIBOR IO	218	82,568,760.54	11.11
6 MO LIBOR	204	63,140,444.79	8.50
1 MO LIBOR IO	161	60,183,474.19	8.10
5/25 6 MO LIBOR	187	41,020,152.32	5.52
3/1 YR LIBOR	78	33,466,700.19	4.50
3/27 6 MO LIBOR	30	10,394,093.68	1.40
5/1 YR CMT	18	4,734,327.14	0.64
5/1 YR LIBOR IO	11	4,603,477.06	0.62
5/1 YR LIBOR	8	2,239,535.15	0.30
3/1 YR CMT	1	493,963.50	0.07
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	1,548	476,914,795.04	64.19
1 YR LIBOR	426	200,680,287.57	27.01
1 MO LIBOR	161	60,183,474.19	8.10
1 YR CMT	19	5,228,290.64	0.70
Total	2,154	743,006,847.44	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
41,000.00 - 100,000.00	110	9,095,593.04	1.22
100,000.01 - 150,000.00	250	31,663,784.65	4.26
150,000.01 - 200,000.00	219	38,014,689.05	5.12
200,000.01 - 250,000.00	221	49,994,342.76	6.73
250,000.01 - 300,000.00	205	56,868,503.12	7.65
300,000.01 - 350,000.00	209	69,002,725.66	9.29
350,000.01 - 400,000.00	305	115,222,482.31	15.51
400,000.01 - 450,000.00	152	64,812,375.63	8.72
450,000.01 - 500,000.00	129	61,673,131.79	8.30
500,000.01 - 550,000.00	90	47,420,507.91	6.38
550,000.01 - 600,000.00	80	46,036,064.21	6.20
600,000.01 - 650,000.00	70	44,130,073.54	5.94
650,000.01 - 700,000.00	24	16,148,819.06	2.17
700,000.01 - 800,000.00	26	19,592,391.18	2.64
800,000.01 - 900,000.00	14	11,876,967.40	1.60
900,000.01 - 1,000,000.00	28	27,467,752.84	3.70
1,000,000.01 - 1,250,000.00	8	8,712,250.00	1.17
1,250,000.01 - 1,500,000.00	6	8,512,000.00	1.15
1,500,000.01 - 1,750,000.00	3	4,901,843.29	0.66
1,750,000.01 - 2,000,000.00	1	1,773,750.00	0.24
2,250,000.01 - 2,500,000.00	3	7,086,800.00	0.95
2,750,000.01 - 3,000,000.00	1	3,000,000.00	0.40
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.375 - 2.500	2	422,453.95	0.06
2.501 - 3.000	20	6,354,270.26	0.86
3.001 - 3.500	50	17,080,542.46	2.30
3.501 - 4.000	586	175,658,977.19	23.64
4.001 - 4.500	137	55,947,547.29	7.53
4.501 - 5.000	257	92,090,740.38	12.39
5.001 - 5.500	505	189,866,230.65	25.55
5.501 - 6.000	407	143,570,729.05	19.32
6.001 - 6.500	142	48,623,820.76	6.54
6.501 - 7.000	40	10,996,626.44	1.48
7.001 - 7.500	8	2,394,909.01	0.32
Total	2,154	743,006,847.44	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.500	19	8,363,936.11	1.13
1.501 - 2.000	165	41,631,800.84	5.60
2.001 - 2.500	872	338,504,229.04	45.56
2.501 - 3.000	1,027	338,194,665.01	45.52
3.001 - 3.500	61	13,733,317.52	1.85
3.501 - 4.000	9	1,578,898.92	0.21
4.501 - 4.750	1	1,000,000.00	0.13
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
8.750 - 9.000	2	177,995.31	0.02
9.001 - 9.500	5	1,650,838.98	0.22
9.501 - 10.000	21	8,108,728.34	1.09
10.001 - 10.500	76	26,623,705.64	3.58
10.501 - 11.000	289	112,928,384.25	15.20
11.001 - 11.500	1,002	331,112,712.87	44.56
11.501 - 12.000	489	184,721,697.34	24.86
12.001 - 12.500	112	39,604,248.36	5.33
12.501 - 13.000	15	6,006,592.82	0.81
13.001 - 18.000	142	31,971,243.53	4.30
> 18.000	1	100,700.00	0.01
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.500 - 1.500	2	3,500,000.00	0.47
1.501 - 2.000	110	29,463,053.23	3.97
2.001 - 2.500	824	328,574,812.90	44.22
2.501 - 3.000	1,146	364,780,764.87	49.10
3.001 - 3.500	61	13,866,117.52	1.87
3.501 - 4.000	9	1,578,898.92	0.21
4.501 - 5.000	1	1,000,000.00	0.13
5.001 - 6.250	1	243,200.00	0.03
Total	2,154	743,006,847.44	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	120	55,837,868.99	7.52
1	771	220,320,315.82	29.65
2	395	190,164,416.98	25.59
5	641	214,117,981.37	28.82
6	227	62,566,264.28	8.42
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	120	55,837,868.99	7.52
1	1,373	421,890,194.34	56.78
2	647	258,049,534.11	34.73
5	7	3,018,500.00	0.41
6	7	4,210,750.00	0.57
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	1	53,999.62	0.01
300	109	49,890,119.00	6.71
360	2,044	693,062,728.82	93.28
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	1,484	548,510,038.91	73.82
6	2	1,805,000.00	0.24
12	225	78,707,743.22	10.59
24	6	1,896,712.00	0.26
36	414	106,286,133.37	14.30
60	8	1,750,342.15	0.24
84	14	3,751,478.78	0.50
120	1	299,399.01	0.04
Total	2,154	743,006,847.44	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
178 - 180	1	53,999.62	0.01
289 - 300	109	49,890,119.00	6.71
349 - 360	2,044	693,062,728.82	93.28
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	161	60,183,474.19	8.10
6	1,548	476,914,795.04	64.19
12	445	205,908,578.21	27.71
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	161	60,183,474.19	8.10
6	736	219,945,460.62	29.60
36	656	287,294,093.08	38.67
60	601	175,583,819.55	23.63
Total	2,154	743,006,847.44	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12/01/04 - 12/31/04	8	1,401,701.14	0.19
01/01/05 - 01/31/05	219	72,721,202.38	9.79
02/01/05 - 02/28/05	96	23,663,835.26	3.18
03/01/05 - 03/31/05	222	67,681,866.12	9.11
04/01/05 - 04/30/05	191	64,895,727.30	8.73
05/01/05 - 05/31/05	81	23,675,273.94	3.19
06/01/05 - 06/30/05	1	700,000.00	0.09
07/01/05 - 07/31/05	28	10,455,723.00	1.41
08/01/05 - 08/31/05	19	5,191,987.17	0.70
09/01/05 - 09/30/05	31	9,251,618.50	1.25
10/01/05 - 10/31/05	1	490,000.00	0.07
04/01/07 - 04/30/07	1	229,381.54	0.03
06/01/07 - 06/30/07	1	61,689.90	0.01
07/01/07 - 07/31/07	11	5,922,930.60	0.80
08/01/07 - 08/31/07	43	14,927,848.48	2.01
09/01/07 - 09/30/07	282	131,850,373.42	17.75
10/01/07 - 10/31/07	246	108,796,853.14	14.64
11/01/07 - 11/30/07	71	24,855,016.00	3.35
12/01/07 - 12/31/07	1	650,000.00	0.09
05/01/09 - 05/31/09	4	924,668.39	0.12
06/01/09 - 06/30/09	29	6,684,683.20	0.90
07/01/09 - 07/31/09	93	27,934,404.15	3.76
08/01/09 - 08/31/09	236	57,636,703.26	7.76
09/01/09 - 09/30/09	50	16,866,388.96	2.27
10/01/09 - 10/31/09	115	38,993,948.59	5.25
11/01/09 - 11/30/09	72	25,612,523.00	3.45
12/01/09 - 12/31/09	2	930,500.00	0.13
Total	2,154	743,006,847.44	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.00 - 50.00	116	37,718,796.75	5.08
50.01 - 55.00	44	21,201,493.79	2.85
55.01 - 60.00	72	28,004,676.51	3.77
60.01 - 65.00	121	50,849,202.66	6.84
65.01 - 70.00	198	90,875,419.82	12.23
70.01 - 75.00	371	136,498,377.81	18.37
75.01 - 80.00	931	310,229,120.32	41.75
80.01 - 85.00	38	8,490,002.69	1.14
85.01 - 90.00	175	42,535,256.19	5.72
90.01 - 95.00	78	14,676,778.89	1.98
95.01 - 100.00	10	1,927,722.01	0.26
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Not Available	16	2,619,994.16	0.35
550 - 620	15	4,809,123.76	0.65
621 - 640	133	44,979,394.42	6.05
641 - 660	249	90,170,638.78	12.14
661 - 680	337	114,872,407.99	15.46
681 - 700	326	116,133,452.37	15.63
701 - 720	262	85,899,896.58	11.56
721 - 740	248	89,291,632.20	12.02
741 - 760	219	72,430,271.62	9.75
761 - 780	204	73,799,529.41	9.93
781 - 800	114	39,440,644.83	5.31
801 - 820	30	8,179,861.32	1.10
821 - 822	1	380,000.00	0.05
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	352	103,379,591.90	13.91
6	121	35,602,574.07	4.79
36	546	242,699,335.71	32.66
60	581	183,569,341.69	24.71
120	554	177,756,004.07	23.92
Total	2,154	743,006,847.44	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	1,077	381,225,235.56	51.31
Cash Out Refinance	736	252,314,402.22	33.96
Rate/Term Refinance	341	109,467,209.66	14.73
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	1,831	633,878,930.36	85.31
Non-owner	189	60,402,308.99	8.13
Second Home	134	48,725,608.09	6.56
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	505	213,126,050.09	28.68
Limited Documentation	594	209,981,441.80	28.26
Full Documentation	446	164,601,617.12	22.15
Alternative Documentation	264	65,857,118.02	8.86
Stated Documentation	133	36,456,897.93	4.91
Express Documentation	50	15,222,799.99	2.05
No Documentation	85	14,601,807.75	1.97
No Ratio	52	12,108,865.26	1.63
Preferred Documentation	25	11,050,249.48	1.49
Total	2,154	743,006,847.44	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,296	463,170,772.70	62.34
Planned Unit Development	500	163,982,284.38	22.07
Condominium	321	102,712,868.11	13.82
Two-to-Four Family	32	11,705,546.40	1.58
Cooperative	2	1,071,479.60	0.14
Townhouse	2	293,896.25	0.04
Manufactured Housing	1	70,000.00	0.01
Total	2,154	743,006,847.44	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	1,096	433,891,937.46	58.40
South Carolina	124	48,899,979.26	6.58
Arizona	212	39,766,081.57	5.35
Georgia	182	38,038,363.60	5.12
Florida	81	28,788,035.24	3.87
Nevada	70	23,558,411.06	3.17

All Others (36) + DC	389	130,064,039.25	17.51
Total	2,154	743,006,847.44	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 1 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$162,810,841
Total Original Balance:	$162,845,927
Number Of Loans:	502

			Minimum	Maximum
Average Current Balance:	$324,324		$49,927	$3,000,000
Average Original Amount:	$324,394		$50,000	$3,000,000

Weighted Average Gross Coupon:	4.011%		2.750	5.750%

Weighted Average Gross Margin:	2.582%		1.000	3.250%
Weighted Average Max Int Rate:	11.865%		11.000	17.750%
Weighted Average Min Int Rate:	2.627%		1.500	6.250%
Weighted Average Periodic Rate Cap:	1.000%		1.000	1.000%
Weighted Average First Rate Cap:	1.000%		1.000	1.000%

Weighted Average Original Ltv:	74.02%		5.00	97.03%

Weighted Average Fico Score:	708		620	817

Weighted Average Original Term:	342	months	180	360	months
Weighted Average Remaining Term:	339	months	178	359	months
Weighted Average Seasoning:	3	months	1	10	months

Weighted Average Next Rate Reset:	3	months	1	9	months
Weighted Average Rate Adj Freq:	4	months	1	6	months
Weighted Average First Rate Adj Freq:	4	months	1	6	months

Weighted Average Prepay Term:	25	months	6	120	months
Weighted Average Io Term:	74	months	6	120	months

Top State Concentrations ($):	44.53 % California, 19.12 % South Carolina, 12.85 % Arizona
Maximum Zip Code Concentration ($):	9.79% 29928

Note Date:			Jan 23, 2004	Oct 22, 2004
First Pay Date:			Mar 01, 2004	Dec 01, 2004
Rate Chg Date:			Jan 01, 2005	Sep 01, 2005
Mature Date:			Oct 01, 2019	Nov 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR IO	329	98,513,966.20	60.51
1 MO LIBOR IO	161	60,183,474.19	36.97
6 MO LIBOR	12	4,113,400.88	2.53
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	341	102,627,367.08	63.03
1 MO LIBOR	161	60,183,474.19	36.97
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
49,927.31 - 100,000.00	36	3,026,660.74	1.86
100,000.01 - 150,000.00	82	10,526,234.28	6.47
150,000.01 - 200,000.00	59	10,148,363.62	6.23
200,000.01 - 250,000.00	60	13,544,798.19	8.32
250,000.01 - 300,000.00	60	16,603,451.59	10.20
300,000.01 - 350,000.00	38	12,477,788.25	7.66
350,000.01 - 400,000.00	41	15,314,989.21	9.41
400,000.01 - 450,000.00	27	11,537,745.74	7.09
450,000.01 - 500,000.00	21	10,085,130.11	6.19
500,000.01 - 550,000.00	14	7,397,681.79	4.54
550,000.01 - 600,000.00	15	8,581,199.01	5.27
600,000.01 - 650,000.00	15	9,508,473.74	5.84
650,000.01 - 700,000.00	10	6,758,850.00	4.15
700,000.01 - 800,000.00	4	3,056,000.00	1.88
800,000.01 - 900,000.00	7	5,987,225.00	3.68
900,000.01 - 1,000,000.00	5	4,786,000.00	2.94
1,000,000.01 - 1,250,000.00	3	3,203,500.00	1.97
1,250,000.01 - 1,500,000.00	1	1,466,200.00	0.90
1,500,000.01 - 1,750,000.00	1	1,665,000.00	1.02
1,750,000.01 - 2,000,000.00	1	1,773,750.00	1.09
2,250,000.01 - 2,500,000.00	1	2,361,800.00	1.45
2,750,000.01 - 3,000,000.00	1	3,000,000.00	1.84
Total	502	162,810,841.27	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.750 - 3.000	2	835,749.99	0.51
3.001 - 3.500	8	6,037,499.83	3.71
3.501 - 4.000	361	108,884,808.44	66.88
4.001 - 4.500	103	41,452,684.97	25.46
4.501 - 5.000	24	4,902,448.04	3.01
5.001 - 5.500	3	540,400.00	0.33
5.501 - 5.750	1	157,250.00	0.10
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.000 - 1.500	4	4,135,749.82	2.54
1.501 - 2.000	36	13,100,991.36	8.05
2.001 - 2.500	114	45,209,909.97	27.77
2.501 - 3.000	313	92,145,348.44	56.60
3.001 - 3.250	35	8,218,841.68	5.05
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.000 - 11.000	5	4,811,300.00	2.96
11.001 - 11.500	329	96,112,661.16	59.03
11.501 - 12.000	117	51,877,535.16	31.86
12.001 - 12.500	7	1,342,342.81	0.82
12.501 - 13.000	2	440,319.99	0.27
13.001 - 17.750	42	8,226,682.15	5.05
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.500 - 1.500	2	3,500,000.00	2.15
1.501 - 2.000	17	9,658,149.00	5.93
2.001 - 2.500	104	43,423,386.95	26.67
2.501 - 3.000	344	98,010,463.64	60.20
3.001 - 3.500	34	7,975,641.68	4.90
5.001 - 6.250	1	243,200.00	0.15
Total	502	162,810,841.27	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	120	55,837,868.99	34.30
1	382	106,972,972.28	65.70
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	120	55,837,868.99	34.30
1	382	106,972,972.28	65.70
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
180	1	53,999.62	0.03
300	109	49,890,119.00	30.64
360	392	112,866,722.65	69.32
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	189	73,894,941.18	45.39
6	1	810,000.00	0.50
12	111	39,328,201.21	24.16
24	1	319,360.00	0.20
36	199	48,158,939.87	29.58
120	1	299,399.01	0.18
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
178 - 180	1	53,999.62	0.03
289 - 300	109	49,890,119.00	30.64
349 - 359	392	112,866,722.65	69.32
Total	502	162,810,841.27	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	161	60,183,474.19	36.97
6	341	102,627,367.08	63.03
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	161	60,183,474.19	36.97
6	341	102,627,367.08	63.03
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
01/01/05 - 01/31/05	161	60,183,474.19	36.97
02/01/05 - 02/28/05	7	1,660,416.56	1.02
03/01/05 - 03/31/05	55	14,841,803.88	9.12
04/01/05 - 04/30/05	184	56,594,247.70	34.76
05/01/05 - 05/31/05	80	23,532,173.94	14.45
06/01/05 - 06/30/05	1	700,000.00	0.43
07/01/05 - 07/31/05	8	3,555,350.00	2.18
08/01/05 - 08/31/05	4	1,101,675.00	0.68
09/01/05 - 09/30/05	2	641,700.00	0.39
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5.00 - 50.00	28	9,062,326.60	5.57
50.01 - 55.00	7	7,097,750.00	4.36
55.01 - 60.00	14	5,627,648.75	3.46
60.01 - 65.00	22	11,218,889.80	6.89
65.01 - 70.00	42	18,316,999.16	11.25
70.01 - 75.00	81	31,103,682.93	19.10
75.01 - 80.00	184	53,398,508.19	32.80
80.01 - 85.00	14	2,618,250.00	1.61
85.01 - 90.00	81	18,990,147.98	11.66
90.01 - 95.00	23	4,263,020.09	2.62
95.01 - 97.03	6	1,113,617.77	0.68
Total	502	162,810,841.27	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Not Available	2	563,984.78	0.35
550 - 620	1	147,000.00	0.09
621 - 640	47	13,264,398.54	8.15
641 - 660	69	19,960,615.39	12.26
661 - 680	86	24,758,123.98	15.21
681 - 700	60	22,391,707.23	13.75
701 - 720	64	19,207,448.75	11.80
721 - 740	43	15,246,088.08	9.36
741 - 760	44	13,297,505.99	8.17
761 - 780	51	20,559,116.54	12.63
781 - 800	27	11,690,142.00	7.18
801 - 817	8	1,724,709.99	1.06
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	12	4,113,400.88	2.53
6	121	35,602,574.07	21.87
60	187	54,931,117.13	33.74
120	182	68,163,749.19	41.87
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	189	68,261,368.33	41.93
Cash Out Refinance	212	66,474,215.06	40.83
Rate/Term Refinance	101	28,075,257.88	17.24
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	434	134,336,125.16	82.51
Second Home	44	21,764,066.11	13.37
Non-owner	24	6,710,650.00	4.12
Total	502	162,810,841.27	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Limited Documentation	196	67,259,920.17	41.31
Full Documentation	153	63,344,358.55	38.91
Alternative Documentation	97	19,291,758.87	11.85
Stated Documentation	24	6,346,901.83	3.90
Express Documentation	15	3,468,750.00	2.13
Reduced Documentation	14	2,646,731.76	1.63
No Ratio	3	452,420.09	0.28
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	311	105,786,529.18	64.98
Planned Unit Development	124	37,505,968.17	23.04
Condominium	64	19,154,447.67	11.76
Townhouse	2	293,896.25	0.18
Manufactured Housing	1	70,000.00	0.04
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Has Prepayment Penalty	313	88,915,900.09	54.61
No Prepayment Penalty	189	73,894,941.18	45.39
Total	502	162,810,841.27	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	194	72,492,039.12	44.53
South Carolina	69	31,127,919.00	19.12
Arizona	115	20,928,102.96	12.85
Georgia	66	13,435,630.73	8.25
Florida	12	7,203,249.46	4.42

All Others (16)	46	17,623,900.00	10.82
Total	502	162,810,841.27	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 2 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	117,318,094
Total Original Balance:	117,532,109
Number Of Loans:	395

			Minimum	Maximum
Average Current Balance:	$297,008		$41,000	$2,362,500
Average Original Amount:	$297,550		$41,000	$2,362,500

Weighted Average Gross Coupon:	4.126%		2.375	6.500%

Weighted Average Gross Margin:	2.630%		1.250	4.750%
Weighted Average Max Int Rate:	12.102%		9.875	18.250%
Weighted Average Min Int Rate:	2.823%		1.625	4.750%
Weighted Average Periodic Rate Cap:	1.169%		1.000	6.000%
Weighted Average First Rate Cap:	1.169%		1.000	6.000%

Weighted Average Original Ltv:	73.47%		21.00	97.00%

Weighted Average Fico Score:	707		621	811

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	356	months	352	358	months
Weighted Average Seasoning:	4	months	2	8	months

Weighted Average Next Rate Reset:	4	months	0	10	months
Weighted Average Rate Adj Freq:	6	months	6	6	months
Weighted Average First Rate Adj Freq:	6	months	6	6	months

Weighted Average Prepay Term:	24	months	6	60	months
Weighted Average Io Term:	92	months	60	120	months

Top State Concentrations ($):	39.74 % California, 19.08 % Georgia, 14.16 % South Carolina
Maximum Zip Code Concentration ($):	6.09% 29926

Note Date:			Mar 16, 2004	Sep 30, 2004
First Pay Date:			May 01, 2004	Nov 01, 2004
Rate Chg Date:			Dec 01, 2004	Oct 01, 2005
Mature Date:			Apr 01, 2034	Oct 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	192	59,027,043.91	50.31
6 MO LIBOR IO	203	58,291,049.63	49.69
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	395	117,318,093.54	100.00
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
41,000.00 - 100,000.00	30	2,483,621.10	2.12
100,000.01 - 150,000.00	79	9,880,094.12	8.42
150,000.01 - 200,000.00	65	11,064,945.28	9.43
200,000.01 - 250,000.00	49	11,204,468.58	9.55
250,000.01 - 300,000.00	42	11,746,797.50	10.01
300,000.01 - 350,000.00	20	6,555,125.01	5.59
350,000.01 - 400,000.00	25	9,406,617.36	8.02
400,000.01 - 450,000.00	28	11,983,606.28	10.21
450,000.01 - 500,000.00	13	6,158,366.67	5.25
500,000.01 - 550,000.00	12	6,305,018.11	5.37
550,000.01 - 600,000.00	5	2,909,692.12	2.48
600,000.01 - 650,000.00	8	5,033,796.84	4.29
650,000.01 - 700,000.00	2	1,366,746.49	1.16
700,000.01 - 800,000.00	1	713,000.00	0.61
800,000.01 - 900,000.00	2	1,646,479.60	1.40
900,000.01 - 1,000,000.00	6	5,913,999.98	5.04
1,000,000.01 - 1,250,000.00	2	2,378,750.00	2.03
1,250,000.01 - 1,500,000.00	3	4,283,800.00	3.65
1,500,000.01 - 1,750,000.00	1	1,558,168.50	1.33
2,250,000.01 - 2,362,500.00	2	4,725,000.00	4.03
Total	395	117,318,093.54	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.375 - 2.500	2	422,453.95	0.36
2.501 - 3.000	18	5,518,520.27	4.70
3.001 - 3.500	42	11,043,042.63	9.41
3.501 - 4.000	223	66,596,173.44	56.77
4.001 - 4.500	18	7,762,933.00	6.62
4.501 - 5.000	42	13,076,069.62	11.15
5.001 - 5.500	29	8,849,285.23	7.54
5.501 - 6.000	13	1,931,249.94	1.65
6.001 - 6.500	8	2,118,365.46	1.81
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	15	4,228,186.29	3.60
1.501 - 2.000	40	12,273,134.85	10.46
2.001 - 2.500	93	24,856,771.93	21.19
2.501 - 3.000	214	69,162,118.93	58.95
3.001 - 3.500	23	4,218,982.62	3.60
3.501 - 4.000	9	1,578,898.92	1.35
4.501 - 4.750	1	1,000,000.00	0.85
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.875 - 10.000	4	2,208,420.17	1.88
10.001 - 10.500	14	2,668,083.00	2.27
10.501 - 11.000	44	20,096,749.22	17.13
11.001 - 11.500	211	63,257,011.95	53.92
11.501 - 12.000	18	5,739,999.94	4.89
12.001 - 12.500	6	1,017,665.46	0.87
13.001 - 18.000	97	22,229,463.80	18.95
> 18.000	1	100,700.00	0.09
Total	395	117,318,093.54	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.625 - 2.000	4	3,547,229.60	3.02
2.001 - 2.500	56	17,089,878.81	14.57
2.501 - 3.000	302	89,883,103.59	76.61
3.001 - 3.500	23	4,218,982.62	3.60
3.501 - 4.000	9	1,578,898.92	1.35
4.501 - 4.750	1	1,000,000.00	0.85
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	389	113,347,343.54	96.62
6	6	3,970,750.00	3.38
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	389	113,347,343.54	96.62
6	6	3,970,750.00	3.38
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	395	117,318,093.54	100.00
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	199	61,593,191.36	52.50
6	1	995,000.00	0.85
12	75	26,079,008.36	22.23
24	4	1,403,352.00	1.20
36	115	26,784,341.82	22.83
60	1	463,200.00	0.39
Total	395	117,318,093.54	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
352 - 358	395	117,318,093.54	100.00
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	395	117,318,093.54	100.00
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	395	117,318,093.54	100.00
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12/01/04 - 12/31/04	8	1,401,701.14	1.19
01/01/05 - 01/31/05	58	12,537,728.19	10.69
02/01/05 - 02/28/05	89	22,003,418.70	18.76
03/01/05 - 03/31/05	167	52,840,062.24	45.04
04/01/05 - 04/30/05	7	8,301,479.60	7.08
05/01/05 - 05/31/05	1	143,100.00	0.12
07/01/05 - 07/31/05	20	6,900,373.00	5.88
08/01/05 - 08/31/05	15	4,090,312.17	3.49
09/01/05 - 09/30/05	29	8,609,918.50	7.34
10/01/05 - 10/31/05	1	490,000.00	0.42
Total	395	117,318,093.54	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
21.00 - 50.00	17	7,645,019.67	6.52
50.01 - 55.00	7	1,579,197.05	1.35
55.01 - 60.00	14	6,913,620.05	5.89
60.01 - 65.00	36	11,316,927.68	9.65
65.01 - 70.00	27	13,462,625.03	11.48
70.01 - 75.00	64	17,771,288.52	15.15
75.01 - 80.00	156	42,578,164.90	36.29
80.01 - 85.00	8	1,919,579.77	1.64
85.01 - 90.00	40	9,266,464.23	7.90
90.01 - 95.00	25	4,718,754.64	4.02
95.01 - 97.00	1	146,452.00	0.12
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Not Available	14	2,056,009.38	1.75
621 - 640	17	5,222,109.50	4.45
641 - 660	38	12,263,423.02	10.45
661 - 680	72	20,431,129.06	17.42
681 - 700	66	19,696,834.25	16.79
701 - 720	48	14,258,244.30	12.15
721 - 740	45	14,907,314.94	12.71
741 - 760	33	10,333,741.65	8.81
761 - 780	31	8,682,887.93	7.40
781 - 800	24	7,333,249.51	6.25
801 - 811	7	2,133,150.00	1.82
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	18	6,917,419.04	5.90
60	173	51,278,145.27	43.71
120	204	59,122,529.23	50.40
Total	395	117,318,093.54	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	183	55,205,454.40	47.06
Cash Out Refinance	131	41,065,993.68	35.00
Rate/Term Refinance	81	21,046,645.46	17.94
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	321	100,171,950.02	85.38
Non-owner	44	11,167,245.57	9.52
Second Home	30	5,978,897.95	5.10
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Limited Documentation	119	40,086,403.48	34.17
Full Documentation	66	26,708,687.44	22.77
Alternative Documentation	90	20,507,436.57	17.48
Stated Documentation	50	13,580,057.05	11.58
No Ratio	49	11,656,445.17	9.94
Reduced Documentation	13	3,053,023.83	2.60
No Documentation	8	1,726,040.00	1.47
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	208	65,890,123.54	56.16
Planned Unit Development	121	32,502,181.94	27.70
Condominium	62	17,571,458.46	14.98
Cooperative	1	831,479.60	0.71
Two-to-Four Family	3	522,850.00	0.45
Total	395	117,318,093.54	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	199	61,593,191.36	52.50
Has Prepayment Penalty	196	55,724,902.18	47.50
Total	395	117,318,093.54	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	124	46,617,931.72	39.74
Georgia	107	22,381,484.66	19.08
South Carolina	51	16,610,243.50	14.16
Arizona	52	9,036,270.14	7.70
New York	5	7,340,279.60	6.26
Florida	21	4,762,598.90	4.06

All Others (15)	35	10,569,285.02	9.01
Total	395	117,318,093.54	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 3 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$287,294,093
Total Original Balance:	$288,322,317
Number Of Loans:	656

			Minimum	Maximum
Average Current Balance:	$437,948		$50,001	$1,678,675
Average Original Amount:	$439,516		$50,001	$1,680,000

Weighted Average Gross Coupon:	5.468%		3.750	7.500%

Weighted Average Gross Margin:	2.398%		2.000	3.250%
Weighted Average Max Int Rate:	11.369%		8.750	13.500%
Weighted Average Min Int Rate:	2.400%		2.000	3.375%
Weighted Average Periodic Rate Cap:	1.670%		1.000	6.000%
Weighted Average First Rate Cap:	3.017%		2.000	6.000%

Weighted Average Original Ltv:	74.13%		11.11	95.00%

Weighted Average Fico Score:	701		605	822

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	357	months	352	360	months
Weighted Average Seasoning:	3	months	0	8	months

Weighted Average Next Rate Reset:	33	months	28	36	months
Weighted Average Rate Adj Freq:	10	months	6	12	months
Weighted Average First Rate Adj Freq:	36	months	36	36	months

Weighted Average Prepay Term:	31	months	12	60	months
Weighted Average Io Term:	36	months	36	120	months

Top State Concentrations ($):	66.23 % California, 6.02 % Nevada, 4.36 % Florida
Maximum Zip Code Concentration ($):	2.07% 89052

Note Date:			Mar 12, 2004	Oct 28, 2004
First Pay Date:			May 01, 2004	Jan 01, 2005
Rate Chg Date:			Apr 01, 2007	Dec 01, 2007
Mature Date:			Apr 01, 2034	Dec 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
3/1 YR LIBOR IO	329	160,370,575.17	55.82
3/27 6 MO LIBOR IO	218	82,568,760.54	28.74
3/1 YR LIBOR	78	33,466,700.19	11.65
3/27 6 MO LIBOR	30	10,394,093.68	3.62
3/1 YR CMT	1	493,963.50	0.17
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1 YR LIBOR	407	193,837,275.36	67.47
6 MO LIBOR	248	92,962,854.22	32.36
1 YR CMT	1	493,963.50	0.17
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
50,001.00 - 100,000.00	4	294,040.90	0.10
100,000.01 - 150,000.00	13	1,720,410.11	0.60
150,000.01 - 200,000.00	22	4,069,756.48	1.42
200,000.01 - 250,000.00	29	6,593,232.59	2.29
250,000.01 - 300,000.00	26	7,364,509.35	2.56
300,000.01 - 350,000.00	77	25,801,387.29	8.98
350,000.01 - 400,000.00	188	71,297,745.17	24.82
400,000.01 - 450,000.00	58	24,548,924.45	8.54
450,000.01 - 500,000.00	64	30,533,687.01	10.63
500,000.01 - 550,000.00	46	24,156,321.55	8.41
550,000.01 - 600,000.00	45	25,891,861.09	9.01
600,000.01 - 650,000.00	36	22,665,722.38	7.89
650,000.01 - 700,000.00	6	3,999,669.15	1.39
700,000.01 - 800,000.00	17	12,696,397.91	4.42
800,000.01 - 900,000.00	4	3,412,000.00	1.19
900,000.01 - 1,000,000.00	17	16,767,752.86	5.84
1,000,000.01 - 1,250,000.00	1	1,040,000.00	0.36
1,250,000.01 - 1,500,000.00	2	2,762,000.00	0.96
1,500,000.01 - 1,678,674.79	1	1,678,674.79	0.58
Total	656	287,294,093.08	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.750 - 4.000	2	177,995.31	0.06
4.001 - 4.500	15	6,291,929.32	2.19
4.501 - 5.000	163	64,627,786.79	22.50
5.001 - 5.500	225	97,761,472.06	34.03
5.501 - 6.000	168	77,634,775.16	27.02
6.001 - 6.500	66	33,020,586.71	11.49
6.501 - 7.000	14	6,264,450.15	2.18
7.001 - 7.500	3	1,515,097.58	0.53
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	6	2,475,179.31	0.86
2.001 - 2.500	421	200,144,928.67	69.67
2.501 - 3.000	227	83,661,505.51	29.12
3.001 - 3.250	2	1,012,479.59	0.35
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
8.750 - 9.000	2	177,995.31	0.06
9.001 - 9.500	5	1,650,838.98	0.57
9.501 - 10.000	7	2,801,218.98	0.98
10.001 - 10.500	34	15,531,615.13	5.41
10.501 - 11.000	176	69,843,917.81	24.31
11.001 - 11.500	208	90,768,047.27	31.59
11.501 - 12.000	150	70,594,875.16	24.57
12.001 - 12.500	59	29,123,486.71	10.14
12.501 - 13.000	12	5,287,000.15	1.84
13.001 - 13.500	3	1,515,097.58	0.53
Total	656	287,294,093.08	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	6	2,475,179.31	0.86
2.001 - 2.500	420	199,768,928.67	69.53
2.501 - 3.000	227	83,661,505.51	29.12
3.001 - 3.375	3	1,388,479.59	0.48
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2	395	190,164,416.98	66.19
5	256	96,229,745.78	33.50
6	5	899,930.32	0.31
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	255	95,735,782.28	33.32
2	400	191,318,310.80	66.59
6	1	240,000.00	0.08
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	656	287,294,093.08	100.00
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	607	270,506,108.49	94.16
12	12	3,884,416.08	1.35
36	36	12,554,434.92	4.37
60	1	349,133.59	0.12
Total	656	287,294,093.08	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
352 - 360	656	287,294,093.08	100.00
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	248	92,962,854.22	32.36
12	408	194,331,238.86	67.64
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
36	656	287,294,093.08	100.00
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
04/01/07 - 04/30/07	1	229,381.54	0.08
06/01/07 - 06/30/07	1	61,689.90	0.02
07/01/07 - 07/31/07	11	5,922,930.60	2.06
08/01/07 - 08/31/07	43	14,927,848.48	5.20
09/01/07 - 09/30/07	282	131,850,373.42	45.89
10/01/07 - 10/31/07	246	108,796,853.14	37.87
11/01/07 - 11/30/07	71	24,855,016.00	8.65
12/01/07 - 12/31/07	1	650,000.00	0.23
Total	656	287,294,093.08	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
11.11 - 50.00	21	9,471,584.75	3.30
50.01 - 55.00	10	4,681,781.81	1.63
55.01 - 60.00	22	9,694,318.08	3.37
60.01 - 65.00	33	17,465,009.65	6.08
65.01 - 70.00	84	44,143,717.38	15.37
70.01 - 75.00	121	50,009,384.91	17.41
75.01 - 80.00	325	139,609,165.37	48.59
80.01 - 85.00	6	1,837,950.00	0.64
85.01 - 90.00	26	8,328,266.82	2.90
90.01 - 95.00	8	2,052,914.31	0.71
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
605 - 620	10	3,213,917.36	1.12
621 - 640	44	17,884,588.34	6.23
641 - 660	98	43,646,101.69	15.19
661 - 680	95	43,268,095.11	15.06
681 - 700	109	44,998,410.87	15.66
701 - 720	81	34,452,913.46	11.99
721 - 740	76	35,978,893.16	12.52
741 - 760	54	23,913,165.58	8.32
761 - 780	63	28,418,570.49	9.89
781 - 800	21	9,704,937.02	3.38
801 - 820	4	1,434,500.00	0.50
821 - 822	1	380,000.00	0.13
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	109	44,354,757.37	15.44
36	546	242,699,335.71	84.48
120	1	240,000.00	0.08
Total	656	287,294,093.08	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	380	171,381,699.83	59.65
Cash Out Refinance	196	80,598,000.04	28.05
Rate/Term Refinance	80	35,314,393.21	12.29
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	550	239,903,861.04	83.50
Non-owner	68	30,956,871.29	10.78
Second Home	38	16,433,360.75	5.72
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Reduced Documentation	365	174,713,656.83	60.81
Limited Documentation	118	44,460,955.84	15.48
Full Documentation	75	31,304,781.40	10.90
Alternative Documentation	43	15,940,724.18	5.55
Preferred Documentation	25	11,050,249.48	3.85
Stated Documentation	16	6,218,375.35	2.16
Express Documentation	14	3,605,350.00	1.25
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	402	178,651,959.56	62.18
Planned Unit Development	131	59,721,584.17	20.79
Condominium	108	40,926,384.99	14.25
Two-to-Four Family	14	7,754,164.36	2.70
Cooperative	1	240,000.00	0.08
Total	656	287,294,093.08	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	607	270,506,108.49	94.16
Has Prepayment Penalty	49	16,787,984.59	5.84
Total	656	287,294,093.08	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	433	190,273,428.32	66.23
Nevada	42	17,297,725.34	6.02
Florida	26	12,517,000.59	4.36

All Others (29) + DC	155	67,205,938.83	23.39
Total	656	287,294,093.08	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Group 4 Mortgage Loan Statistics

As of the Cut-off Date

Total Current Balance:	$175,583,820
Total Original Balance:	$175,743,713
Number Of Loans:	601

			Minimum	Maximum
Average Current Balance:	$292,153		$43,861	$1,080,000
Average Original Amount:	$292,419		$44,000	$1,080,000

Weighted Average Gross Coupon:	5.595%		4.250	7.125%

Weighted Average Gross Margin:	2.499%		2.000	3.500%
Weighted Average Max Int Rate:	11.400%		9.625	12.750%
Weighted Average Min Int Rate:	2.499%		2.000	3.500%
Weighted Average Periodic Rate Cap:	1.449%		1.000	5.000%
Weighted Average First Rate Cap:	5.329%		5.000	6.000%

Weighted Average Original Ltv:	72.58%		7.33	100.00%

Weighted Average Fico Score:	712		614	810

Weighted Average Original Term:	360	months	360	360	months
Weighted Average Remaining Term:	357	months	353	360	months
Weighted Average Seasoning:	3	months	0	7	months

Weighted Average Next Rate Reset:	57	months	53	60	months
Weighted Average Rate Adj Freq:	6	months	6	12	months
Weighted Average First Rate Adj Freq:	60	months	60	60	months

Weighted Average Prepay Term:	35	months	12	84	months
Weighted Average Io Term:	84	months	60	120	months

Top State Concentrations ($):	70.91 % California, 3.57 % Nevada, 3.51 % Arizona
Maximum Zip Code Concentration ($):	1.79% 94901

Note Date:			Apr 13, 2004	Nov 08, 2004
First Pay Date:			Jun 01, 2004	Jan 01, 2005
Rate Chg Date:			May 01, 2009	Dec 01, 2009
Mature Date:			May 01, 2034	Dec 01, 2034

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5/25 6 MO LIBOR IO	377	122,986,327.88	70.04
5/25 6 MO LIBOR	187	41,020,152.32	23.36
5/1 YR CMT	18	4,734,327.14	2.70
5/1 YR LIBOR IO	11	4,603,477.06	2.62
5/1 YR LIBOR	8	2,239,535.15	1.28
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6 MO LIBOR	564	164,006,480.20	93.41
1 YR LIBOR	19	6,843,012.21	3.90
1 YR CMT	18	4,734,327.14	2.70
Total	601	175,583,819.55	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($):	Mortgage Loans	the Cutoff Date	the Cutoff Date
43,861.49 - 100,000.00	40	3,291,270.30	1.87
100,000.01 - 150,000.00	76	9,537,046.14	5.43
150,000.01 - 200,000.00	73	12,731,623.67	7.25
200,000.01 - 250,000.00	83	18,651,843.40	10.62
250,000.01 - 300,000.00	77	21,153,744.68	12.05
300,000.01 - 350,000.00	74	24,168,425.11	13.76
350,000.01 - 400,000.00	51	19,203,130.57	10.94
400,000.01 - 450,000.00	39	16,742,099.16	9.54
450,000.01 - 500,000.00	31	14,895,948.00	8.48
500,000.01 - 550,000.00	18	9,561,486.46	5.45
550,000.01 - 600,000.00	15	8,653,311.99	4.93
600,000.01 - 650,000.00	11	6,922,080.58	3.94
650,000.01 - 700,000.00	6	4,023,553.42	2.29
700,000.01 - 800,000.00	4	3,126,993.27	1.78
800,000.01 - 900,000.00	1	831,262.80	0.47
1,000,000.01 - 1,080,000.00	2	2,090,000.00	1.19
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
4.250 - 4.500	1	440,000.00	0.25
4.501 - 5.000	28	9,484,435.93	5.40
5.001 - 5.500	248	82,715,073.36	47.11
5.501 - 6.000	225	63,847,453.95	36.36
6.001 - 6.500	68	13,484,868.59	7.68
6.501 - 7.000	26	4,732,176.29	2.70
7.001 - 7.125	5	879,811.43	0.50
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	83	13,782,495.32	7.85
2.001 - 2.500	244	68,292,618.47	38.89
2.501 - 3.000	273	93,225,692.13	53.09
3.001 - 3.500	1	283,013.63	0.16
Total	601	175,583,819.55	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.625 - 10.000	10	3,099,089.19	1.77
10.001 - 10.500	28	8,424,007.51	4.80
10.501 - 11.000	64	18,176,417.22	10.35
11.001 - 11.500	254	80,974,992.49	46.12
11.501 - 12.000	204	56,509,287.08	32.18
12.001 - 12.500	40	8,120,753.38	4.63
12.501 - 12.750	1	279,272.68	0.16
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	83	13,782,495.32	7.85
2.001 - 2.500	244	68,292,618.47	38.89
2.501 - 3.000	273	93,225,692.13	53.09
3.001 - 3.500	1	283,013.63	0.16
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
5	385	117,888,235.59	67.14
6	216	57,695,583.96	32.86
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
1	347	105,834,096.24	60.28
2	247	66,731,223.31	38.01
5	7	3,018,500.00	1.72
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	601	175,583,819.55	100.00
Total	601	175,583,819.55	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	489	142,515,797.88	81.17
12	27	9,416,117.57	5.36
24	1	174,000.00	0.10
36	64	18,788,416.76	10.70
60	6	938,008.56	0.53
84	14	3,751,478.78	2.14
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
353 - 360	601	175,583,819.55	100.00
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	564	164,006,480.20	93.41
12	37	11,577,339.35	6.59
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	601	175,583,819.55	100.00
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
05/01/09 - 05/31/09	4	924,668.39	0.53
06/01/09 - 06/30/09	29	6,684,683.20	3.81
07/01/09 - 07/31/09	93	27,934,404.15	15.91
08/01/09 - 08/31/09	236	57,636,703.26	32.83
09/01/09 - 09/30/09	50	16,866,388.96	9.61
10/01/09 - 10/31/09	115	38,993,948.59	22.21
11/01/09 - 11/30/09	72	25,612,523.00	14.59
12/01/09 - 12/31/09	2	930,500.00	0.53
Total	601	175,583,819.55	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.33 - 50.00	50	11,539,865.73	6.57
50.01 - 55.00	20	7,842,764.93	4.47
55.01 - 60.00	22	5,769,089.63	3.29
60.01 - 65.00	30	10,848,375.53	6.18
65.01 - 70.00	45	14,952,078.25	8.52
70.01 - 75.00	105	37,614,021.45	21.42
75.01 - 80.00	266	74,643,281.86	42.51
80.01 - 85.00	10	2,114,222.92	1.20
85.01 - 90.00	28	5,950,377.16	3.39
90.01 - 95.00	22	3,642,089.85	2.07
95.01 - 100.00	3	667,652.24	0.38
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
614 - 620	4	1,448,206.40	0.82
621 - 640	25	8,608,298.04	4.90
641 - 660	44	14,300,498.68	8.14
661 - 680	84	26,415,059.84	15.04
681 - 700	91	29,046,500.02	16.54
701 - 720	69	17,981,290.07	10.24
721 - 740	84	23,159,336.02	13.19
741 - 760	88	24,885,858.40	14.17
761 - 780	59	16,138,954.45	9.19
781 - 800	42	10,712,316.30	6.10
801 - 810	11	2,887,501.33	1.64
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
N/A	213	47,994,014.61	27.33
60	221	77,360,079.29	44.06
120	167	50,229,725.65	28.61
Total	601	175,583,819.55	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	325	86,376,713.00	49.19
Cash Out Refinance	197	64,176,193.44	36.55
Rate/Term Refinance	79	25,030,913.11	14.26
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	526	159,466,994.14	90.82
Non-owner	53	11,567,542.13	6.59
Second Home	22	4,549,283.28	2.59
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Limited Documentation	161	58,174,162.31	33.13
Full Documentation	152	43,243,789.73	24.63
Reduced Documentation	113	32,712,637.67	18.63
No Documentation	77	12,875,767.75	7.33
Stated Documentation	43	10,311,563.70	5.87
Alternative Documentation	34	10,117,198.40	5.76
Express Documentation	21	8,148,699.99	4.64
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	375	112,842,160.42	64.27
Planned Unit Development	124	34,252,550.10	19.51
Condominium	87	25,060,576.99	14.27
Two-to-Four Family	15	3,428,532.04	1.95
Total	601	175,583,819.55	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	489	142,515,797.88	81.17
Has Prepayment Penalty	112	33,068,021.67	18.83
Total	601	175,583,819.55	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	345	124,508,538.30	70.91
Nevada	28	6,260,685.72	3.57
Arizona	32	6,159,943.60	3.51
North Carolina	35	6,014,053.67	3.43

All Others (35)	161	32,640,598.26	18.59
Total	601	175,583,819.55	100.00